                                   TRAVELERS

                            CORPORATE OWNED VARIABLE
                       UNIVERSAL LIFE INSURANCE POLICIES

                                   PROSPECTUS

This Prospectus describes Travelers corporate owned variable universal (flexible premium) life insurance Policies (the "Policy") offered by The Travelers Insurance Company (the "Company"). The policy is designed generally for use by corporations and employers. The Policy Owner ("you") chooses the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. You direct the net premium payment to one or more of the variable funding options (the "Investment Options") and/or the Fixed Account.

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

The Policy has no guaranteed minimum Contract Value. The Contract Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this Policy. The Contract Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Grace Period provision).

We offer three death benefits under the Policy -- the "Level Option," the "Variable Option," and the "Annual Increase Option." Under any option, the death benefit will never be less than the Amount Insured (less any Outstanding Policy Loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy; however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAVE APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.


                 THE DATE OF THIS PROSPECTUS IS APRIL 30, 1999.

                               TABLE OF CONTENTS

Glossary of Special Terms.............    3
Prospectus Summary....................    5
General Description...................   10
  Group or Individual Policy..........   10
  The Application.....................   10
How the Policy Works..................   10
  Applying Premium Payments...........   11
  The Investment Options..............   11
  The Fixed Account...................   16
  Policy Benefits and Rights..........   17
  Transfers of Contract Value.........   17
     Investment Options...............   17
     Fixed Account....................   17
  Automated Transfers.................   18
     Dollar Cost Averaging............   18
     Portfolio Rebalancing............   18
  Lapse and Reinstatement.............   18
  Insured Term Rider..................   18
  Exchange Rights.....................   18
  Right to Cancel.....................   18
Access to Contract Values.............   19
  Policy Loans........................   19
     Consequences.....................   19
  Policy Surrenders...................   19
     Full Surrenders..................   19
     Partial Withdrawals..............   20
Death Benefit.........................   20
  Option 1............................   21
  Option 2............................   21
  Option 3............................   21
  Payment of Proceeds.................   22
  Payment Options.....................   22
Maturity Benefits.....................   22
Charges and Deductions................   23
  Charges Against Premium.............   23
     Front-End Sales Charge...........   23
  Monthly Deduction Amount............   23
     Cost of Insurance Charge.........   23
     Monthly Policy Charge............   23
  Charges Against the Separate
     Account..........................   23
     Mortality and Expense Risk
       Charge.........................   23
  Underlying Fund Expenses............   23
  Transfer Charge.....................   24
  Reduction or Elimination of
     Charges..........................   24
The Separate Account and Valuation....   24
  The Travelers Fund UL III for
     Variable Life Insurance (Fund UL
     III).............................   24
     How the Contract Value Varies....   24
     Accumulation Unit Value..........   25
     Net Investment Factor............   25
Changes to the Policy.................   25
  General.............................   25
  Changes in Stated Amount............   25
  Changes in Death Benefit Option.....   26
Additional Policy Provisions..........   26
  Assignment..........................   26
  Limit on Right to Contest and
     Suicide Exclusion................   26
  Misstatement as to Sex and Age......   26
  Voting Rights.......................   27
  Disregard of Voting Instructions....   27
Other Matters.........................   27
  Statements to Policy Owners.........   27
  Suspension of Valuation.............   27
  Dividends...........................   28
  Mixed and Shared Funding............   28
  Distribution........................   28
  Legal Proceedings and Opinion.......   28
  Independent Accountants.............   29
Federal Tax Considerations............   29
  General.............................   29
  Tax Status of the Policy............   29
     Definition of Life Insurance.....   29
     Diversification..................   29
     Investor Control.................   30
  Tax Treatment of Policy Benefits....   30
     In General.......................   30
     Modified Endowment Contracts.....   31
     Exchanges........................   32
     Aggregation of Modified Endowment
       Contracts......................   32
     Policies Which are not Modified
       Endowment Contracts............   32
     Treatment of Loan Interest.......   32
     The Company's Income Taxes.......   32
The Company...........................   33
  IMSA................................   33
  Year 2000 Compliance................   33
  Management..........................   34
     Directors of The Travelers
       Insurance Company..............   34
     Senior Officers of The Travelers
       Insurance Company..............   35
Example of Policy Charges.............   36
Illustrations.........................   36
Appendix A (Performance
  Information)........................  A-1
Appendix B (Target Premiums)..........  B-1
Appendix C (Cash Value Accumulation
  Test Factors).......................  C-1
Financial Statements..................  F-1

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

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANDESA, TPA, INC. -- The third party administrator for this product, located at 1605 North Cedar Crest Blvd., Suite 502, Allentown, PA, 18104-2351.

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Contract Value less any outstanding Policy loans.

CONTRACT VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Fixed Account and the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

GENERAL ACCOUNT -- made up of all our assets other than those held in the Separate Account.

INSURED -- the person on whose life the Policy is issued and who is named on Schedule A of the Application.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Contract Value. Each investment option invests directly in a corresponding Underlying Fund.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any rider(s).


NET AMOUNT AT RISK -- the Amount Insured (see page 6)for the month divided by
1.0032734 minus the Contract Value.


NET PREMIUM -- the amount of each premium payment, minus the deduction of any front-end sales expense charges.

OUTSTANDING POLICY LOAN -- Amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

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

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured(s).

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL III for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

TARGET PREMIUM -- the level annual premium above which the sales expense charges are reduced. Refer to Appendix B.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in a Fund.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE?

This Flexible Premium Variable Life Insurance Policy is designed for corporations and employees to provide insurance protection on the life of Insured employees and to build Contract Value with a minimum Target Premium of $100,000. In addition, under certain circumstances, individuals may purchase a Policy. Like other life insurance, it provides an income-tax free death benefit that is payable to the Beneficiary upon the death of the Insured. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Contract Value to various Investment Options and a Fixed Account. These Investment Options include equity, bond, money market and other types of portfolios. Your Contract Value will change daily, depending on investment return. No minimum amount is guaranteed as in a traditional life insurance policy.

SUMMARY OF FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. The investment options invest directly in the Funds. These professionally managed stock, bond and money market funds cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options (subject to state availability) are available currently:

EMERGING MARKETS                                   BALANCED
Warburg Pincus Trust Emerging Markets Portfolio    Salomon Brothers Variable Total Return Fund
                                                   MFS Total Return Portfolio
INTERNATIONAL                                      Fidelity VIP II Asset Manager Portfolio
Lazard International Stock Portfolio
Smith Barney International Equity Portfolio        INDEX
                                                   Bankers Trust EAFE Equity Index Fund
SMALL CAP                                          Bankers Trust Small Cap Index Fund
Delaware Small Cap Value Series                    Equity Index Portfolio
Dreyfus Small Cap Portfolio
Travelers Disciplined Small Cap Stock Portfolio    BOND
                                                   Travelers U.S. Government Securities Portfolio
MID CAP                                            Travelers Convertible Bond Portfolio
Salomon Brothers Variable Capital Fund             Putnam Diversified Income Portfolio
MFS Emerging Growth Portfolio                      Travelers High Yield Bond Trust
MFS Mid Cap Growth Portfolio                       Salomon Brothers Variable Strategic Bond Fund
Strong Schafer Value Fund II                       Greenwich Street Diversified Strategic Income
Travelers Disciplined Mid-Cap Stock Portfolio        Portfolio
AIM Capital Appreciation Portfolio                 American Odyssey Intermediate-Term Bond   Fund
Montgomery Variable Series: Growth Fund
                                                   MONEY MARKET
LARGE CAP                                          Travelers Money Market Portfolio
Large Cap Portfolio (Fidelity)
Equity Income Portfolio (Fidelity)                 REAL ESTATE
NWQ Large Cap Portfolio                            Delaware REIT Series
OCC Accumulation Trust Equity Portfolio
Alliance Growth Portfolio                          NON-STYLE SPECIFIC
Capital Appreciation Fund (Janus)                  Utilities Portfolio
Dreyfus Capital Appreciation Portfolio             Social Awareness Stock Portfolio
Van Kampen Enterprise Portfolio                    Jurika & Voyles Core Equity Portfolio
Salomon Brothers Variable Investors Fund           MFS Research Portfolio
Smith Barney Large Capitalization Growth           Strategic Stock Portfolio
  Portfolio

Additional Investment Options may be added from time to time. For more information, see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

FIXED ACCOUNT: The Fixed Account is funded by the assets of the General Account. The Contract Value allocated to the Fixed Account is credited with interest daily at a rate declared by the

Company. The interest rate declared is at the Company's sole discretion, but may never be less than 3%.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly. You may also make unscheduled premium payments in any amount, subject to the limitations described in this prospectus.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options and/or the Fixed Account. You may not allocate less than 5% of each Net Premium to any Investment Option and/or Fixed Account. You may change your allocations by writing to the Company c/o Andesa, TPA, Inc. or by calling toll-free (877) 942-2654.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state which permits us to refund Contract Value. Then you may invest your Net Premium in any Investment Option during the right to cancel period. After that, the Contract Value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium or Contract, as required by state law, by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the Amount Insured will equal the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the Amount Insured will equal the greater of the Stated Amount of the Policy plus the Contract Value or the Minimum Amount Insured.

     - ANNUAL INCREASE OPTION (OPTION 3): the Amount Insured will equal the Stated Amount of the Policy plus Premiums, minus withdrawals, accumulated at a specified interest rate not to exceed 10% on an annual basis.

POLICY VALUES: As with other types of insurance policies, this Policy can accumulate a Contract Value. The Contract Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Contract Value. There is no minimum guaranteed Contract Value allocated to the Investment Options. As discussed below, any premium payments allocated to the Fixed Account is credited with a minimum guarantee of 3% in any given year.

     - ACCESS TO POLICY VALUES: You may borrow up to 100% of your Policy's Cash Surrender Value. (See "Policy Loans" for loan impact on coverage and policy values.)

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Contract Value among the Investment Options. There are restrictions on the transfer of your Contract Value to and from the Fixed Account. You may do this by writing to Andesa, TPA, Inc.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, you will have 61 days to pay a premium to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can elect to irrevocably transfer all Contract value in the Investment Options to the Fixed Account.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the older Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

     POLICY CHARGES:

     - SALES EXPENSES CHARGES -- We deduct a sales charge from each premium payment received which is guaranteed never to exceed 9% of such Target Premium in all years and 5% on amounts in excess of the Target Premium in all years. On a current basis, the sales expense charge is 7% of the Target Premium for Contract Years 1-7 and 3.5% thereafter, and 0% on amounts in excess of the Target Premium.

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy Fee of $5.00 and charges for optional rider(s).

     - SURRENDER CHARGE -- There is no surrender charge.

     ASSET-BASED CHARGES:  (Not Assessed on Contract Values in the Fixed
Account)

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of .45% for Policy Years 1 through 4, .25% for Policy Years 5 through 20, and .05% thereafter. It is guaranteed not to exceed .75% in all years.

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These Fund Fees are summarized below:

                          TRAVELERS CORPORATE VARIABLE LIFE
                                  1999 FUND EXPENSES

                                                             MANAGEMENT     OTHER       TOTAL
                         FUND NAME                              FEE        EXPENSES    EXPENSES
                         ---------                           ----------    --------    --------
Capital Appreciation Fund..................................     0.75%        0.10%       0.85%
Travelers High Yield Bond Trust............................     0.50%        0.32%       0.82%
Money Market Portfolio(1)..................................     0.32%        0.08%       0.40%
AMERICAN ODYSSEY FUNDS, INC.
American Odyssey Intermediate-Term Bond Fund...............     0.49%        0.11%       0.60%
BT INSURANCE FUNDS TRUST:
Bankers Trust EAFE Equity Index Fund(2)....................     0.11%        0.54%       0.65%
Bankers Trust Small Cap Index Fund(2)......................     0.05%        0.40%       0.45%
DELAWARE GROUP PREMIUM FUND, INC.
Delaware REIT Series(3)....................................     0.58%        0.27%       0.85%
Delaware Small Cap Value Series............................     0.75%        0.10%       0.85%
DREYFUS VARIABLE INVESTMENT FUND
Dreyfus Capital Appreciation Portfolio.....................     0.75%        0.06%       0.81%
Dreyfus Small Cap Portfolio................................     0.75%        0.02%       0.77%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager Portfolio(4)..........................     0.54%        0.09%       0.63%
GREENWICH STREET SERIES
Equity Index Portfolio(5)..................................     0.21%        0.09%       0.30%

                                                             MANAGEMENT     OTHER       TOTAL
                         FUND NAME                              FEE        EXPENSES    EXPENSES
                         ---------                           ----------    --------    --------
Diversified Strategic Income Portfolio(6)..................     0.65%        0.13%       0.78%
MONTGOMERY FUND III
Montgomery Variable Series Growth Fund(7)..................     1.00%        0.25%       1.25%
OCC ACCUMULATION TRUST
OCC Accumulation Trust Equity Portfolio....................     0.80%        0.14%       0.94%
SALOMON BROTHERS VARIABLE SERIES FUND, INC.
Salomon Brothers Variable Capital Fund(8)..................     0.85%        0.15%       1.00%
Salomon Brothers Variable Investors Fund(8)................     0.70%        0.30%       1.00%
Salomon Brothers Variable Strategic Bond Fund(8)...........     0.75%        0.25%       1.00%
Salomon Brothers Variable Total Return Fund(8).............     0.80%        0.20%       1.00%
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Schafer Value Fund II(9)............................     1.00%        0.20%       1.20%
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation Portfolio(10).....................     0.80%        0.05%       0.85%
Alliance Growth Portfolio(10)..............................     0.80%        0.02%       0.82%
MFS Total Return Portfolio(10).............................     0.80%        0.04%       0.84%
Putnam Diversified Income Portfolio(10)....................     0.75%        0.12%       0.87%
Smith Barney International Equity Portfolio(10)............     0.90%        0.10%       1.00%
Smith Barney Large Capitalization Growth Portfolio(11).....     0.75%        0.25%       1.00%
Van Kampen Enterprise Portfolio(10)........................     0.70%        0.03%       0.73%
TRAVELERS SERIES TRUST
Convertible Bond Portfolio(12).............................     0.60%        0.20%       0.80%
Disciplined Mid Cap Portfolio(13)..........................     0.70%        0.25%       0.95%
Disciplined Small Cap Stock Portfolio(12)..................     0.80%        0.20%       1.00%
Equity-Income Portfolio(13)................................     0.75%        0.20%       0.95%
Jurika & Voyles Core Equity Portfolio(14)..................     0.75%        0.25%       1.00%
Large Cap Portfolio(13)....................................     0.75%        0.20%       0.95%
Lazard International Stock Portfolio.......................     0.83%        0.42%       1.25%
MFS Emerging Growth Portfolio..............................     0.75%        0.14%       0.89%
MFS Mid Cap Growth Portfolio(12)...........................     0.80%        0.20%       1.00%
MFS Research Portfolio(12).................................     0.80%        0.20%       1.00%
NWQ Large Cap Portfolio(14)................................     0.75%        0.25%       1.00%
Social Awareness Stock Portfolio...........................     0.65%        0.19%       0.84%
Strategic Stock Portfolio(12)..............................     0.60%        0.30%       0.90%
U.S. Government Securities Portfolio.......................     0.32%        0.13%       0.45%
Utilities Portfolio........................................     0.65%        0.15%       0.80%
WARBURG PINCUS TRUST
Warburg Pincus Trust Emerging Markets Portfolio(15)........     0.20%        1.20%       1.40%

---------------
 (1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 0.65% for the Travelers Money Market Portfolio.

 (2) These fees reflect an expense reimbursement arrangement whereby the adviser has agreed to reimburse the funds an amount based on the weighted average between the management fee and other expenses. Without such arrangement, the Management Fee and Other Expenses for the Bankers Trust EAFE Index Portfolio and Small Cap Index Portfolio would have been 0.45% and 1.21%, and 0.35% and 1.23% respectively.

 (3) The adviser for the Delaware REIT Series has agreed to voluntarily waive its fee and pay the expenses of the Series to the extent that the Series' annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 0.85% of its average daily net assets through October 31, 1999. Without such arrangements, the Total Annual Operating Expenses for the Portfolio would have been 1.02%.

 (4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total Annual Operating Expenses presented in this table would have been 0.64% for VIP II Asset Manager Portfolio, 0.58% for VIP Equity Income Portfolio, and 0.68% for VIP Growth Portfolio.

 (5) Other expenses for the Equity Index Portfolio have been restated to reflect the current expense reimbursement arrangement whereby the adviser has agreed to reimburse the Portfolio for the amount by which expenses exceed 0.30%. Without such arrangement, Total Annual Operating Expenses would have been 0.42%. In addition, the Portfolio Management Fee includes 0.06% for fund administration. Class 2 of this fund has a distribution plan or "Rule 12b-1 plan".

 (6) The Portfolio Management Fee for the Smith Barney Appreciation Portfolio and the Diversified Strategic Income Portfolio includes 0.20% for fund administration.

 (7) The investment manager of the Montgomery Variable Series: Growth Fund has agreed to reduce some or all of its management fees if necessary to keep Total Annual Operating Expenses, expressed on an annualized basis, at or below one and one quarter percent (1.25%) of its average net assets. Absent this waiver of fees, the Portfolio's Total Annual Operating Expenses would equal 1.40%.

 (8) SBAM has waived all of its Management Fees for the following Salomon Brothers Funds for the period ended December 31, 1998. If such fees were not waived or expenses reimbursed, the actual annualized Total Annual Operating Expenses for the Investors Fund, the High Yield Bond Fund, the Capital Fund, the Strategic Bond Fund, and the Total Return Fund would have been 2.07%, 2.04%, 3.26%, 1.79%, and 2.90%, respectively.

 (9) The Adviser for Strong Schafer Value Fund II has voluntarily agreed to cap the Fund's Total Annual Operating Expenses at 1.20%. The adviser has no current intention to, but may in the future, discontinue or modify any waiver of fees or absorption of expenses at its discretion without further notification. Absent the waiver of fees, the Total Annual Operating Expenses would be 2.00%.

(10) Expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.

(11) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the annualized Total Annual Operating Expenses for the Smith Barney Large Capitalization Growth Portfolio would have been 1.77%.

(12) Travelers Insurance has agreed to reimburse the Convertible Bond Portfolio, the Strategic Stock Portfolio, the Disciplined Small Cap Stock Portfolio, the MFS Mid Cap Growth Portfolio, and the MFS Research Portfolio for expenses for the period ended December 31, 1998. If such expenses were not reimbursed, the actual annualized Total Annual Operating Expenses would have been 1.86%, 1.51%, 2.98%, 1.62%, and 1.37% respectively.

(13) Other Expenses reflect the current expense reimbursement arrangement with Travelers where Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the Total Annual Operating Expenses for the Portfolios would have been 1.22% for the Travelers Disciplined Mid Cap Stock Portfolio, 1.23% for the Large Cap Portfolio, and 1.09% for the Equity Income Portfolio.

(14) Other Expenses reflect the current expense reimbursement arrangement with Travelers where Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 1.00%. Without such arrangements, the annualized Total Annual Operating Expenses for the Portfolios would have been 1.64% for the NWQ Large Cap Portfolio and 1.89% for the Jurika and Voyles Core Equity Portfolio.

(15) Fee waivers and expense reimbursements or credits reduced expenses for the Warburg Pincus Emerging Markets Portfolio during 1998, but this may be discontinued at any time. Absent this waiver of fees, the Portfolio's Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 6.96% and 8.21%, respectively. The Portfolio's other expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers or expense reimbursements.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes a flexible premium variable life insurance policy with a minimum Target Premium of $100,000 offered by The Travelers Insurance Company to corporations and employers and individuals under certain circumstances. It provides life insurance protection on the life (of an Insured), and pays policy proceeds when the Insured dies while the policy is in effect. The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of three death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of an optional rider

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Contract Values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

GROUP OR INDIVIDUAL POLICY. The policy may be issued either as an individual or group policy. Under an individual or group policy, the Insured generally will be an employee. The Certificate, and Group Policy, and Individual Policies are hereafter collectively referred to as the "Policy."

THE APPLICATION. In order to become a policy owner, you must submit an application with information about the proposed insured. The insured must sign a life insurance consent form and provide evidence of insurability, as required. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $50,000

     - your choice of the three death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available investment options and the Fixed Account. The Policy's Contract Value will increase or decrease depending on the performance of the investment options you select. In the case of Death Benefit Option 2, the Death Benefit will also vary based on the Investment Options' performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the Death Benefit Option plus any additional rider Death Benefit. Your Policy will stay in effect as long as the Policy's Cash Surrender Value can pay the Policy's monthly charges.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market Portfolio unless state law permits us to refund Contract Value under the Right to Cancel provision. Then, you may invest your Net Premium in any Investment Option. At the end of the Right to Cancel Period, we direct the net premiums to the Investment Option(s) and/or the Fixed Account selected on the application, unless you give us other directions.

Any premium allocation must be at least 5% and must be in whole percentages. You may make additional payments at any time while your Policy is in force. We reserve the right to require evidence of insurability before accepting additional premium payments which result in an increased Net Amount at Risk. We will return any additional premium payments which would exceed the limits prescribed by federal income tax laws or regulations which would prevent the Policy from qualifying as life insurance.

The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.

We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Investment Options currently available under Fund UL III are listed below. There is no assurance that an Investment Option will achieve its stated objectives. We may, add, withdraw or substitute Investment Options from time to time. Any changes will comply with applicable state and federal laws. We would notify you before making such a change. For more detailed information on the investment advisers and their services and fees, please refer to the Investment Options prospectuses which are included with and must accompany this prospectus. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Corporation
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
High Yield Bond Trust      Seeks generous income. The assets of    TAMIC
                           the High Yield Bond Trust will be
                           invested in bonds which, as a class,
                           sell at discounts from par value and
                           are typically high risk securities.
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.
AMERICAN ODYSSEY FUNDS, INC.
Intermediate-Term Bond     Seeks maximum long-term total return    American Odyssey Funds
Fund                       by investing primarily in               Management, Inc.
                           intermediate-term corporate debt        Subadviser: TAMIC
                           securities, U.S. government
                           securities, mortgage-related
                           securities and asset-backed
                           securities, as well as money market
                           instruments.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
BT INSURANCE FUNDS TRUST
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the Russell 2000 index.
DELAWARE GROUP PREMIUM
  FUND, INC.
REIT Series                Seeks to achieve maximum long-term      Delaware Management Company,
                           total return. Capital appreciation is   Inc.
                           a secondary objective. The Series       Subadviser:
                           seeks to achieve its objectives by      Lincoln Investment
                           investing in securities of companies    Management, Inc.
                           primarily engaged in the real estate
                           industry. Under normal circumstances,
                           at least 65% of the Series total
                           assets will be invested in equity
                           securities of real estate investment
                           trusts ("REITs"). The Series operates
                           as a nondiversified fund as defined by
                           the Investment Company Act of 1940.
Small Cap Value Series     Seeks capital appreciation by           Delaware Management
                           investing in small-to mid-cap common    Company, Inc.
                           stocks whose market value appears low
                           relative to their underlying value or
                           future earnings and growth potential.
                           Emphasis will also be placed on
                           securities of companies that may be
                           temporarily out of favor or whose
                           value is not yet recognized by the
                           market.
DREYFUS VARIABLE INVESTMENT FUND
Capital Appreciation       Seeks primarily to provide long-term    The Dreyfus Corporation
Portfolio                  capital growth consistent with the      Subadviser: Fayez Sarofim &
                           preservation of capital; current        Co.
                           income is a secondary investment
                           objective. The portfolio invests
                           primarily in the common stocks of
                           domestic and foreign issuers.
Small Cap Portfolio        Seeks to maximize capital               The Dreyfus Corporation
                           appreciation.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II
VIP II Asset Manager       Seeks high total return with reduced    Fidelity Management &
Portfolio                  risk over the long-term by allocating   Research Company ("FMR")
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
GREENWICH STREET SERIES
FUND
Diversified Strategic      Seeks high current income by investing  SSBC Fund Management Inc.
Income Portfolio           primarily in the following fixed        ("SSBC")
                           income securities: U.S. Gov't and       Subadviser:
                           mortgage-related securities, foreign    Smith Barney Global Capital
                           gov't bonds and corporate bonds rated   Management, Inc.
                           below investment grade.

Equity Index Portfolio     Seeks to replicate, before deduction    Travelers Investment
                           of expenses, the total return           Management Company ("TIMCO")
                           performance of the S&P 500 Index.
MONTGOMERY FUND III
Montgomery Variable        Seeks capital appreciation. Under       Montgomery Asset Management
Series Growth Fund         normal conditions, it invests at least
                           65% of its assets in equity
                           securities.
OCC ACCUMULATION TRUST
Equity Portfolio           Seeks long-term capital appreciation    OpCap Advisors
                           through investment in securities
                           (primarily equity securities) of
                           companies that are believed by the
                           adviser to be undervalued in the
                           marketplace in relation to factors
                           such as the companies' assets or
                           earnings.
SALOMON BROTHERS VARIABLE
  SERIES FUND, INC.
Salomon Brothers Variable  Seeks capital appreciation through      Salomon Brothers Asset
Capital Fund               investments primarily in common stock,  Management ("SBAM")
                           or securities convertible to common
                           stocks, which are believed to have
                           above-average price appreciation
                           potential and which may also involve
                           above-average risk.
Salomon Brothers Variable  Seeks long-term growth of capital.      SBAM
Investors Fund             Current income is a secondary
                           objective.
Salomon Brothers Variable  Seeks high level of current income. As  SBAM
Strategic Bond Fund        a secondary objective, the Portfolio
                           will seek capital appreciation.
Salomon Brothers Variable  Seeks above-average income (compared    SBAM
Total Return Fund          to a portfolio invested entirely in
                           equity securities). Secondarily, seeks
                           opportunities for growth of capital
                           and income.
STRONG VARIABLE INSURANCE
  FUNDS, INC.
Strong Schafer Value       Seeks primarily long-term capital       Strong Capital Management,
Fund II                    appreciation. Current income is a       Inc. Subadviser: Schafer
                           secondary objective when selecting      Capital Management Inc.
                           investments.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Advisers
Portfolio                  investing principally in common stock,  ("TIA") Subadviser: AIM
                           with emphasis on medium-sized and       Capital Management, Inc.
                           smaller emerging growth companies.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: Massachusetts
                           invested in equity securities)          Finance Services Company
                           consistent with the prudent employment  ("MFS")
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Putnam Diversified         Seeks high current income consistent    TIA
Income Portfolio           with preservation of capital. The       Subadviser: Putnam
                           Portfolio will allocate its             Investment
                           investments among the U.S. Government   Management, Inc.
                           Sector, the High Yield Sector, and the
                           International Sector of the fixed
                           income securities markets.
Smith Barney               Total return on assets from growth of   SSBC
International Equity       capital and income by investing at
Portfolio                  least 65% of its assets in a
                           diversified portfolio of equity
                           securities of established non-U.S.
                           issuers.
Smith Barney Large         Seeks long-term growth of capital by    SSBC
Capitalization Growth      investing in equity securities of
Portfolio                  companies with large market
                           capitalizations.
Van Kampen Enterprise      Capital appreciation through            SSBC
Portfolio                  investment in securities believed to    Subadviser: Van Kampen Asset
                           have above-average potential for        Management, Inc.
                           capital appreciation. Any income
                           received on such securities is
                           incidental to the objective of capital
                           appreciation.
THE TRAVELERS SERIES TRUST
Convertible Bond           Seeks current income and capital        TAMIC
Portfolio                  appreciation by investing in
                           convertible securities and in
                           combinations of nonconvertible
                           fixed-income securities and warrants
                           or call options that together resemble
                           convertible securities ("synthetic
                           convertible securities").
Disciplined Mid Cap Stock  Seeks growth of capital by investing    TAMIC.
Portfolio                  primarily in a broadly diversified      Subadviser: TIMCO
                           portfolio of common stocks.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
Disciplined Small Cap      Seeks long term capital appreciation    TAMIC.
Stock Portfolio            by investing primarily (at least 65%    Subadviser: TIMCO
                           of its total assets) in the common
                           stocks of U.S. Companies with
                           relatively small market
                           capitalizations at the time of
                           investment.
Equity Income Portfolio    Seeks reasonable income by investing    TAMIC
                           at least 65% in income-producing        Subadviser: FMR
                           equity securities. The balance may be
                           invested in all types of domestic and
                           foreign securities, including bonds.
                           The Portfolio seeks to achieve a yield
                           that exceeds that of the securities
                           comprising the S&P 500. The Subadviser
                           also considers the potential for
                           capital appreciation.
Jurika & Voyles Core       Seeks long-term capital appreciation.   TAMIC.
Equity Portfolio           The Portfolio invests primarily in the  Subadviser: Jurika & Voyles
                           common stock of quality companies of    L.P.
                           all market capitalizations that offer
                           current value and significant future
                           growth potential
Large Cap Portfolio        Seeks long-term growth of capital by    TAMIC
                           investing primarily in equity           Subadviser: FMR
                           securities of companies with large
                           market capitalizations.
Lazard International       Seeks capital appreciation by           TAMIC
Stock Portfolio            investing primarily in the equity       Subadviser: Lazard Asset
                           securities of non-United States         Management
                           companies (i.e., incorporated or
                           organized outside the United States).
MFS Emerging Growth        Seeks long-term growth of capital.      TAMIC
Portfolio                  Dividend and interest income from       Subadviser: MFS
                           portfolio securities, if any, is
                           incidental.
MFS Mid Cap Growth         Seeks to obtain long-term growth of     TAMIC
Portfolio                  capital by investing under normal       Subadviser: MFS
                           market conditions, at least 65% of its
                           total assets in equity securities of
                           companies with medium market
                           capitalization which the investment
                           adviser believes have above-average
                           growth potential.
MFS Research Portfolio     Seeks to provide long-term growth of    TAMIC
                           capital and future income.              Subadviser: MFS

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
THE TRAVELERS SERIES TRUST (CONT'D)
NWQ Large Cap Portfolio    Seeks to achieve consistent superior    TAMIC
                           total return with minimum risk to       Subadviser: NWQ
                           principal.                              Investment Management
                                                                   Company
Social Awareness Stock     Long-term capital appreciation and      SSBC
Portfolio                  retention of net investment income.
                           The Portfolio seeks to fulfill this
                           objective by selecting investments,
                           primarily common stocks, which meet
                           the social criteria established for
                           the Portfolio. Social criteria
                           currently excludes companies that
                           derive a significant portion of their
                           revenues from the production of
                           tobacco, tobacco products, alcohol, or
                           military defense systems, or in the
                           provision of military defense related
                           services or gambling services.
Strategic Stock Portfolio  Seeks to provide an above-average       TAMIC
                           total return through a combination of   Subadviser: TIMCO
                           potential capital appreciation and
                           dividend income by investing primarily
                           in high dividend yielding stocks
                           periodically selected from the
                           companies included in (i) the Dow
                           Jones Industrial Average and (ii) a
                           subset of the Standard & Poor's
                           Industrial Index.
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government
                           Securities Portfolio will be invested
                           in direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Provide current income by investing in  SSBC
                           equity and debt securities of
                           companies in the utility industries.
WARBURG PINCUS TRUST
Emerging Markets           Seeks long-term growth of capital by    Warburg Pincus Asset
Portfolio                  investing primarily in equity           Management, Inc.
                           securities of non-U.S issuers
                           consisting of companies in emerging
                           securities markets.

                               THE FIXED ACCOUNT
--------------------------------------------------------------------------------

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in separate account sponsored by the Company.

The staff of the Securities and Exchange Commission (SEC) does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss and guarantees a specified interest rate. The investment gain or loss of the Separate Account or any of the variable Investment Options does not affect the Fixed Account portion of the Policy owner's Contract Value.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the premium payments allocated to the Fixed Account, plus interest credited, less any prior surrenders or loans. If the Policy owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable charges as described under "Charges and Deductions" in this prospectus.

Premium payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Policies participating in the Fixed Accounts.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Policies. The amount of such investment income allocated to the Policies will vary in our sole discretion at such rate or rates as we prospectively declare from time to time.

Rates for any allocations into the Fixed Account are guaranteed for the calendar quarter. We also guarantee that for the life of the Policy we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CONTRACT VALUE

INVESTMENT OPTIONS

As long as the Policy remains in effect, you may make transfers of Contract Value between Investment Options, by mailing such request to the Company c/o Andesa, TPA, Inc. We reserve the right to restrict the number of free transfers to six times in any Policy Year and to charge $10 for each additional transfer; however, we do not currently charge for transfers. Amounts transferred under the Automated Transfer programs described below are not counted for purposes of this limit on transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values on the Valuation Date on which we receive the transfer request.

FIXED ACCOUNT

You may make transfers from the Fixed Account to any other available investment option(s) twice a year during the 30 days following the semi-annual or annual anniversary of the Policy Date. The transfers are limited to an amount of up to 25% of the Fixed Account Value on the semi-annual or annual contract effective date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other Investment Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING. You may establish automated transfers of Contract Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar-cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING. You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the Insured dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any Outstanding Policy Loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) stated in the lapse notice. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Contract Value will equal the Net Premium. In addition, we reserve the right to require satisfactory evidence of insurability of the Insured.

INSURED TERM RIDER

You may choose to purchase the Insured Term Rider as an addition to the Policy. This rider may not be available in all states.

EXCHANGE RIGHTS

Once the Policy is in effect, you may choose during the first 24 months to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this Option.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1) 10 days after delivery of the Policy to the Policy Owner,

     (2) 45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the premium payments paid, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed by the Company on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

                           ACCESS TO CONTRACT VALUES
--------------------------------------------------------------------------------

POLICY LOANS

You may borrow up to 100% of the Policy's Cash Surrender Value. This amount will be determined on the day we receive the loan request in writing in a form acceptable to us. We reserve the right to limit loan requests to at least $500. We will make the loan within seven days of our receipt of the written loan request. The annual loan interest rate is 5%.

If you have a loan outstanding and request a second loan, we will add the amount of the outstanding loan to the loan request. We charge interest on the outstanding amount of the loan(s), is charged daily and is payable at the end of each Policy Year.

We will transfer the amount of the loan from each Investment Option on a pro rata basis, as of the date the loan is made. Loan amounts will be transferred from the Fixed Account and when insufficient amounts are available in the Investment Options. We transfer the loan amount to the Loan Account, and credit the Loan Account with a fixed annual rate as shown in the Policy. Amounts held in the Loan Account will not affected by the investment performance of the Investment Options. As you repay the loan, we deduct the amount of the loan repayment from the Loan Account and reallocate the payments among the Investment Options and the Fixed Account according to your current instructions. You may repay all or any part of a loan secured by the Policy while the Policy is still in effect.

CONSEQUENCES. Your Cash Surrender Value is reduced by the amount of any outstanding loan(s). If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse. Additionally, the Death Benefit payable could also be decreased because of an outstanding loan. Also, even if a loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since you do not receive any investment experience on the outstanding loan amount held in the Loan Account.

POLICY SURRENDERS

You may withdraw all or a portion of the Contract Value from the Policy on any day that the Company is open for business.

FULL SURRENDERS. As long as the Policy is in effect, you may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the beneficiary's consent provided the beneficiary has not been designated "irrevocable." If so, you will need the beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans.

For full surrenders, we will pay you within seven days after we receive the request, or on the date you specify, whichever is later. The Policy will terminate on the deduction date following our receipt of the surrender request (or following the date you specified, if later).

PARTIAL WITHDRAWALS. You may request a partial withdrawal from the Policy at any time after the first policy year. We reserve the right to limit partial withdrawals to at least $500. We will deduct the amount surrendered pro rata from all Investment Options, unless you give us other written instructions.

In addition to reducing the Policy's Contract Value, partial withdrawals will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Net Amount at Risk. We may require you to return the Policy to record this reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be reduced by any unpaid Monthly Deduction Amount. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the last Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount Insured will be equal to stated amount of the policy plus Premium Payments minus any partial surrenders.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals to a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
YOUNGER INSURED            PERCENTAGE
---------------            ----------
     0-40                     250
       45                     215
       50                     185
       55                     150
       60                     130
       65                     120
       70                     115
       75                     105
       95+                    100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus premium payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus premium payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the

Death Benefit is greater of the Stated Amount plus Premium Payments Aggregated at 6.00% for one year ($54,000) or the Minimum Amount Insured ($100,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".) If no beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------
The maturity date is the anniversary of the Policy Date on which the younger Insured is age 100. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Contract Value, less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES EXPENSE CHARGES. When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. The current charge is 7.0% of the Target Premium for the first seven Policy Years and 3.5% thereafter. The sales charge is guaranteed not to exceed 9% of such Target Premium payments in all Contract Years and 5% on amounts in excess of the Target Premium.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options and the Fixed Account values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Monthly Policy Charge and Charges for any Rider(s).

COST OF INSURANCE CHARGE. The amount of the Cost of Insurance deduction depends on of the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured and duration from issue.

MONTHLY POLICY CHARGE. This $5 charge is used to cover expenses associated with maintaining the policy.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge for mortality and expense risks. This current charge is at an annual rate of 0.45% for Policy Years 1-4; .25% for Policy Years 5-20, and .05% thereafter. It is guaranteed not to exceed .75% for all years. The mortality risk assumed is that the cost of insurance charge specified in the Policy may not be enough to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy.

UNDERLYING FUND EXPENSES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by to each of the underlying mutual funds are described in the individual fund prospectuses and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

TRANSFER CHARGE

There is currently no charge for transfers between Investment Options. We reserve the right to limit free transfers of Contract Value to six times in any Policy Year, and to charge $10 for any additional transfers.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where a corporation, employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate any charges if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE (FUND UL III)

The Travelers Fund III for Variable Life Insurance was established on January 15, 1999 under the insurance laws of the state of Connecticut. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund are invested exclusively in shares of the Investment Options. The operations of Fund are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL III will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Fund UL III are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Fund UL III in connection in the Investment Options in connection with premium payments allocated to the Policy Owners' directions, and redeems Fund UL III units to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

HOW THE CONTRACT VALUE VARIES. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a "valuation date") and we are open for business. A Policy's Contract Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Contract Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value and the Fixed Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Contract Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account and underlying Investment Option charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit option

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, TPA, Inc.

CHANGES IN STATED AMOUNT

After the first policy year, a Policy Owner may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

After the first policy year, if the Insured is alive you may change the Death Benefit option by sending a written request to the Company. The Stated Amount will be adjusted so the Net Amount at risk remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. The following Changes in Death Benefit Options are permissible:

     Option 1-2

     Option 2-1

     Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the lifetime or the Insured for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Contract Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the Separate Account for any Valuation Period
(1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. We reserve the right to suspend or postpone the date of any payment of any benefit or values associated with the fixed account for up to six months.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 35% of the actual premium paid in the first twelve months. Any sales representative or employee will be qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.
CFBDS, Inc. serves as principal underwriter of the Policies.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the state of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well at the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Company.

INDEPENDENT ACCOUNTANTS

As of December 31, 1998, there were no Separate Account financial statements because Fund
UL III became effective on January 15, 1999. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the IRS Code ("Code") sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has the choice of more investment options to which to allocate premium payments and cash values and may be able to transfer among investment options more frequently than in such rulings. In addition, the Policy Owner may have the choice of certain investment options which may be more similar to each other in their investment objective and policies than in such rulings. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and Contract value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Contract Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL III. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL III under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL III may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

YEAR 2000 COMPLIANCE

The Company is highly dependent on computer systems and system applications for conducting its ongoing business functions. In 1996, the Company began the process of identifying, assessing and implementing changes to computer programs necessary to address the Year 2000 issue and developed a comprehensive plan to address the issue. This issue involves the ability of computer systems that have time sensitive programs to recognize properly the Year 2000. The inability to do so could result in major failures or miscalculations that would disrupt the Company's ability to meet its customer and other obligations on a timely basis.

The Company has achieved substantial compliance with respect to its business critical systems in accordance with its Year 2000 plan and is in the process of certification to validate compliance. The Company anticipates completing the certification process by June 30, 1999. An ongoing re-certification process will be put in place for third and fourth quarter 1999 to ensure all systems and products remain compliant.

The total pre-tax cost associated with the required modifications and conversions is expected to be between $25 million and $35 million and is being expensed as incurred in the period 1996 through 1999. The Company has incurred approximately $22 million to date on these efforts. The Company also has third party customers, financial institutions, vendors and others with which it conducts business and has confirmed their plans to address and resolve Year 2000 issues on a timely basis. While it is likely that these efforts by third party vendors and customers will be successful, it is possible that a series of failures by third parties could have a material adverse effect on the Company's results of operations in future periods.

In addition, the Company is developing contingency plans to address perceived risks associated with the Year 2000 effort. These include business resumption plans to address the possibility of internal systems failures and the possibility of failure of systems or processes outside the Company's control. As of year-end 1998, the Company has completed initial business resumption contingency plans which would enable business critical units to function beginning January 1, 2000 in the event of an unexpected failure. Business resumption contingency plans are expected to be finalized by June 30, 1999. Preparations for the management of the date change will continue through 1999.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group, Inc.

                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994; Chief
Director                                    Financial Officer, Chief Accounting Officer, and
                                            Controller since January, 1999 and Vice President
                                            (1990-1994) of The Travelers Insurance Company; Partner
                                            (1986-1990) of Coopers & Lybrand.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Co-chairman, Salomon Smith Barney since October 1998;
Director                                    Chairman since June 1996 and President and Chief
                                            Executive Officer June 1995-1998 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Citigroup Inc.;
                                            Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Citigroup Inc. since 1991; Chairman and
                                            Chief Executive Officer of Commercial Credit Company
                                            (1991-1993); Executive Vice President (1986-1991),
                                            Primerica Corporation.

                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Citigroup Inc. since 1992; Vice
                                            President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.
J. Eric Daniels................    1998     President and Chief Executive Officer since December
Director                                    1998 of The Travelers Insurance Company; Chief
                                            Operating Officer of Global Consumer Bank of Citibank;
                                            since 1993, vice president, Citibank.

---------------
* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
Jay S. Fishman...............       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President
Kathleen Preston.............       Senior Vice President

Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Guarantee Issue
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $436,557
Level Death Benefit Option
Current Charges

                                     TOTAL MONTHLY DEDUCTION
                                       FOR THE POLICY YEAR
                                     -----------------------
                                     COST OF
POLICY  CUMULATIVE                  INSURANCE   ADMINISTRATIVE
 YEAR    PREMIUMS     SALES LOAD     CHARGES       CHARGES
------  ----------    ----------    ---------   --------------
  1      $ 25,000       $1,750       $  497          $60
  2      $ 50,000       $1,750       $1,337          $60
  3      $ 75,000       $1,750       $1,430          $60
  5      $125,000       $1,750       $1,306          $60
  10     $175,000       $    0       $1,674          $60

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Contract Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male. The difference between the Contract Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For all illustrations, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification and number of years from Policy issue, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The current illustrations reflect a deduction from each Target Premium of 7% for years 1-7 and 3.5% thereafter. The illustrations reflect 0% deduction for premiums over Target Premiums in all years.

The guaranteed illustrations reflect a deduction from each Target Premium of 9% in all years and 5% on amounts paid in excess of the Target Premium.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first four policy years the current charges consist of .45% mortality and expense risk charge, .25% in years 5-20 and .05% thereafter. In all policy years, the guaranteed charges consist of a .75% mortality and expense risk. For all policy years the current and guaranteed charges consist of .87% for Investment Option Expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Contract Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year. The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.32%, 4.68% and 10.68%, respectively on a current basis for years 1-4; then to approximate net annual rates of -1.14%; 4.60%; 10.88% in years 5-20 and to approximate net annual rates of -0.92%; 5.08%; 11.08% thereafter. On a guaranteed basis the annual gross investment rates of 6.0% and 12% correspond to approximate net annual rates of -1.62%; 4.38% and 10.38% in all years.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Contract Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against Fund UL III, since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 1 GUARANTEED VALUES

                       PREMIUM         0% HYPOTHETICAL                 6% HYPOTHETICAL                 12% HYPOTHETICAL
                         PLUS    ----------------------------  -------------------------------  -------------------------------
       POLICY          INTEREST  CONTRACT  SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH
        YEAR            AT 5%     VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       ------          --------  --------  ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------
 1                      26,250     20,379     20,379  436,577     21,682     21,682    436,577     22,986     22,986    436,577
 2                      52,500     40,370     40,370  436,577     44,264     44,264    436,577     48,316     48,316    436,577
 3                      78,750     59,986     59,986  436,577     67,800     67,800    436,577     76,263     76,263    436,577
 4                     105,000     79,235     79,235  436,577     92,348     92,348    436,577    107,126    107,126    436,577
 5                     131,250     98,123     98,123  436,577    117,964    117,964    436,577    141,241    141,241    436,577
 6                     157,500    116,654    116,654  436,577    144,713    144,713    436,577    178,989    178,989    437,044
 7                     183,750    134,825    134,825  436,577    172,656    172,656    436,577    220,238    220,238    522,381
 8                     192,938    130,074    130,074  436,577    177,931    177,931    436,577    240,339    240,339    553,964
 9                     202,584    125,115    125,115  436,577    183,271    183,271    436,577    262,155    262,155    587,448
10                     212,714    119,914    119,914  436,577    188,670    188,670    436,577    285,816    285,816    622,944
11                     223,349    114,442    114,442  436,577    194,120    194,120    436,577    311,462    311,462    660,568
12                     234,517    108,671    108,671  436,577    199,622    199,622    436,577    339,253    339,253    700,447
13                     246,243    102,569    102,569  436,577    205,175    205,175    436,577    369,360    369,360    742,711
14                     258,555     96,101     96,101  436,577    210,778    210,778    436,577    401,967    401,967    787,500
15                     271,482     89,216     89,216  436,577    216,422    216,422    436,577    437,261    437,261    834,961
16                     285,057     81,849     81,849  436,577    222,093    222,093    436,577    475,431    475,431    885,244
17                     299,309     73,913     73,913  436,577    227,770    227,770    436,577    516,660    516,660    938,508
18                     314,275     65,305     65,305  436,577    233,427    233,427    436,577    561,136    561,136    994,919
19                     329,989     55,911     55,911  436,577    239,039    239,039    436,577    609,054    609,054  1,054,650
20                     346,488     45,604     45,604  436,577    244,583    244,583    436,577    660,621    660,621  1,117,885
21                     363,812     34,260     34,260  436,577    250,045    250,045    436,577    716,081    716,081  1,184,817
22                     382,003     21,745     21,745  436,577    255,414    255,414    436,577    775,703    775,703  1,255,651
23                     401,103      7,910      7,910  436,577    260,682    260,682    436,577    839,788    839,788  1,330,602
24                     421,158          0          0  436,577    265,833    265,833    436,577    908,640    908,640  1,409,896
25                     442,216          0          0        0    270,834    270,834    436,577    982,539    982,539  1,493,760
26                     464,327          0          0        0    275,634    275,634    436,577  1,061,733  1,061,733  1,582,425
27                     487,543          0          0        0    280,164    280,164    436,577  1,146,428  1,146,428  1,676,128
28                     511,921          0          0        0    284,338    284,338    436,577  1,236,786  1,236,786  1,775,102
29                     537,517          0          0        0    288,060    288,060    436,577  1,332,951  1,332,951  1,879,587
30                     564,392          0          0        0    291,239    291,239    436,577  1,435,131  1,435,131  2,071,674

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                       $25,000 ANNUAL PREMIUM FOR 7 YEARS
             $436,577 SPECIFIED AMOUNT CASH VALUE ACCUMULATION TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 1 CURRENT VALUES

                       PREMIUM         0% HYPOTHETICAL                 6% HYPOTHETICAL                 12% HYPOTHETICAL
                         PLUS    ----------------------------  -------------------------------  -------------------------------
       POLICY          INTEREST  CONTRACT  SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH
        YEAR            AT 5%     VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       ------          --------  --------  ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------
 1                      26,250     22,389     22,389  436,577     23,767     23,767    436,577     25,145     25,145    436,577
 2                      52,500     43,638     43,638  436,577     47,782     47,782    436,577     52,093     52,093    436,577
 3                      78,750     64,493     64,493  436,577     72,820     72,820    436,577     81,833     81,833    436,577
 4                     105,000     85,046     85,046  436,577     99,025     99,025    436,577    114,771    114,771    436,577
 5                     131,250    105,515    105,515  436,577    126,704    126,704    436,577    151,549    151,549    436,577
 6                     157,500    125,839    125,839  436,577    155,860    155,860    436,577    192,429    192,429    469,860
 7                     183,750    145,998    145,998  436,577    186,539    186,539    442,450    237,489    237,489    563,298
 8                     192,938    142,776    142,776  436,577    194,206    194,206    447,630    261,414    261,414    602,540
 9                     202,584    139,478    139,478  436,577    202,177    202,177    453,046    287,736    287,736    644,771
10                     212,714    136,098    136,098  436,577    210,466    210,466    458,716    316,698    316,698    690,253
11                     223,349    132,634    132,634  436,577    219,090    219,090    464,659    348,569    348,569    739,267
12                     234,517    129,011    129,011  436,577    228,007    228,007    470,759    383,548    383,548    791,903
13                     246,243    125,213    125,213  436,577    237,227    237,227    477,018    421,934    421,934    848,428
14                     258,555    121,179    121,179  436,577    246,725    246,725    483,364    463,985    463,985    909,001
15                     271,482    116,878    116,878  436,577    256,502    256,502    489,796    510,024    510,024    973,903
16                     285,057    112,264    112,264  436,577    266,551    266,551    496,313    560,393    560,393  1,043,440
17                     299,309    107,346    107,346  436,577    276,907    276,907    502,998    615,542    615,542  1,118,125
18                     314,275    102,073    102,073  436,577    287,565    287,565    509,865    675,884    675,884  1,198,371
19                     329,989     96,541     96,541  436,577    298,621    298,621    517,098    742,112    742,112  1,285,056
20                     346,488     90,730     90,730  436,577    310,093    310,093    524,731    814,804    814,804  1,378,790
21                     363,812     84,803     84,803  436,577    322,620    322,620    533,802    896,232    896,232  1,482,893
22                     382,003     78,565     78,565  436,577    335,667    335,667    543,352    985,837    985,837  1,595,799
23                     401,103     72,013     72,013  436,577    349,272    349,272    553,404  1,084,494  1,084,494  1,718,327
24                     421,158     65,138     65,138  436,577    363,472    363,472    563,983  1,193,165  1,193,165  1,851,380
25                     442,216     57,918     57,918  436,577    378,299    378,299    575,130  1,312,896  1,312,896  1,996,002
26                     464,327     50,482     50,482  436,577    393,866    393,866    587,025  1,445,133  1,445,133  2,153,853
27                     487,543     42,644     42,644  436,577    410,125    410,125    599,620  1,590,884  1,590,884  2,325,941
28                     511,921     33,940     33,940  436,577    426,902    426,902    612,713  1,750,706  1,750,706  2,512,708
29                     537,517     24,214     24,214  436,577    444,189    444,189    626,348  1,925,815  1,925,815  2,715,581
30                     564,392     13,583     13,583  436,577    462,103    462,103    667,066  2,118,098  2,118,098  3,057,568

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                      $28,631 ANNUAL PREMIUM FOR 20 YEARS
                $500,000 SPECIFIED AMOUNT GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                    DEATH BENEFIT OPTION 2 GUARANTEED VALUES

                       PREMIUM         0% HYPOTHETICAL                 0% HYPOTHETICAL                 12% HYPOTHETICAL
                         PLUS    ----------------------------  -------------------------------  -------------------------------
       POLICY          INTEREST  CONTRACT  SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH
        YEAR            AT 5%     VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       ------          --------  --------  ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------
 1                      30,063     23,232     23,232  523,232     24,717     24,717    524,717     26,204     26,204    526,204
 2                      60,125     45,895     45,895  545,895     50,317     50,317    550,317     54,921     54,921    554,921
 3                      90,188     67,987     67,987  567,987     76,829     76,829    576,829     86,404     86,404    586,404
 4                     120,250     89,504     89,504  589,504    104,277    104,277    604,277    120,922    120,922    620,922
 5                     150,313    110,429    110,429  610,429    132,677    132,677    632,677    158,766    158,766    658,766
 6                     180,375    130,748    130,748  630,748    162,045    162,045    662,045    200,253    200,253    700,253
 7                     210,438    150,424    150,424  650,424    192,376    192,376    692,376    245,714    245,714    745,714
 8                     240,500    169,435    169,435  669,435    223,678    223,678    723,678    295,525    295,525    795,525
 9                     270,563    187,740    187,740  687,740    255,941    255,941    755,941    350,086    350,086    850,086
10                     300,626    205,312    205,312  705,312    289,165    289,165    789,165    409,845    409,845    909,845
11                     330,688    222,125    222,125  722,125    323,358    323,358    823,358    475,306    475,306    975,306
12                     360,751    238,164    238,164  738,164    358,530    358,530    858,530    547,030    547,030  1,047,030
13                     390,813    253,410    253,410  753,410    394,694    394,694    894,694    625,635    625,635  1,125,635
14                     420,876    267,840    267,840  767,840    431,856    431,856    931,856    711,799    711,799  1,211,799
15                     450,938    281,418    281,418  781,418    470,007    470,007    970,007    806,252    806,252  1,306,252
16                     481,001    294,085    294,085  794,085    509,120    509,120  1,009,120    909,783    909,783  1,409,783
17                     511,063    305,766    305,766  805,766    549,143    549,143  1,049,143  1,023,238  1,023,238  1,523,238
18                     541,126    316,376    316,376  816,376    590,010    590,010  1,090,010  1,147,541  1,147,541  1,647,541
19                     571,188    325,824    325,824  825,824    631,650    631,650  1,131,650  1,283,708  1,283,708  1,783,708
20                     601,251    334,022    334,022  834,022    673,985    673,985  1,173,985  1,432,859  1,432,859  1,932,859
21                     631,314    315,266    315,266  815,266    689,757    689,757  1,189,757  1,567,490  1,567,490  2,067,490
22                     662,879    295,543    295,543  795,543    704,914    704,914  1,204,914  1,714,768  1,714,768  2,214,768
23                     696,023    274,789    274,789  774,789    719,347    719,347  1,219,347  1,875,927  1,875,927  2,375,927
24                     730,824    252,913    252,913  752,913    732,915    732,915  1,232,915  2,052,301  2,052,301  2,552,301
25                     767,366    229,777    229,777  729,777    745,421    745,421  1,245,421  2,245,310  2,245,310  2,745,310
26                     805,734    205,191    205,191  705,191    756,599    756,599  1,256,599  2,456,466  2,456,466  2,956,466
27                     846,021    178,913    178,913  678,913    766,124    766,124  1,266,124  2,687,385  2,687,385  3,187,385
28                     888,322    150,658    150,658  650,658    773,598    773,598  1,273,598  2,939,802  2,939,802  3,439,802
29                     932,738    120,127    120,127  620,127    778,595    778,595  1,278,595  3,215,617  3,215,617  3,715,617
30                     979,375     87,080     87,080  587,080    780,724    780,724  1,280,724  3,516,986  3,516,986  4,016,986

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                      $28,631 ANNUAL PREMIUM FOR 20 YEARS
                $500,000 SPECIFIED AMOUNT GUIDELINE PREMIUM TEST
                    MALE GUARANTEED ISSUE/NON TOBACCO AGE 45
                     DEATH BENEFIT OPTION 2 CURRENT VALUES

                       PREMIUM         0% HYPOTHETICAL                 0% HYPOTHETICAL                 12% HYPOTHETICAL
                         PLUS    ----------------------------  -------------------------------  -------------------------------
       POLICY          INTEREST  CONTRACT  SURRENDER   DEATH   CONTRACT   SURRENDER    DEATH    CONTRACT   SURRENDER    DEATH
        YEAR            AT 5%     VALUE      VALUE    BENEFIT    VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       ------          --------  --------  ---------  -------  ---------  ---------  ---------  ---------  ---------  ---------
 1...................   30,063     25,619     25,619  525,619     27,195     27,195    527,195     28,772     28,772    528,772
 2...................   60,125     49,788     49,788  549,788     54,515     54,515    554,515     59,433     59,433    559,433
 3...................   90,188     73,390     73,390  573,390     82,858     82,858    582,858     93,105     93,105    593,105
 4...................  120,250     96,524     96,524  596,524    112,365    112,365    612,365    130,206    130,206    630,206
 5...................  150,313    119,423    119,423  619,423    143,350    143,350    643,350    171,398    171,398    671,398
 6...................  180,375    142,051    142,051  642,051    175,833    175,833    675,833    217,055    217,055    717,055
 7...................  210,438    164,373    164,373  664,373    209,846    209,846    709,846    267,624    267,624    767,624
 8...................  240,500    187,176    187,176  687,176    246,302    246,302    746,302    324,531    324,531    824,531
 9...................  270,563    209,565    209,565  709,565    284,373    284,373    784,373    387,461    387,461    887,461
10...................  300,626    231,536    231,536  731,536    324,131    324,131    824,131    457,061    457,061    957,061
11...................  330,688    253,092    253,092  753,092    365,655    365,655    865,655    534,055    534,055  1,034,055
12...................  360,751    274,119    274,119  774,119    408,908    408,908    908,908    619,122    619,122  1,119,122
13...................  390,813    294,605    294,605  794,605    453,958    453,958    953,958    713,121    713,121  1,213,121
14...................  420,876    314,464    314,464  814,464    500,798    500,798  1,000,798    816,928    816,928  1,316,928
15...................  450,938    333,662    333,662  833,662    549,471    549,471  1,049,471    931,566    931,566  1,431,566
16...................  481,001    352,150    352,150  852,150    600,010    600,010  1,100,010  1,058,155  1,058,155  1,558,155
17...................  511,063    369,961    369,961  869,961    652,532    652,532  1,152,532  1,198,023  1,198,023  1,698,023
18...................  541,126    387,040    387,040  887,040    707,070    707,070  1,207,070  1,352,551  1,352,551  1,852,551
19...................  571,188    403,556    403,556  903,556    763,888    763,888  1,263,888  1,523,504  1,523,504  2,023,504
20...................  601,251    419,495    419,495  919,495    823,077    823,077  1,323,077  1,712,650  1,712,650  2,212,650
21...................  631,314    408,371    408,371  908,371    857,410    857,410  1,357,410  1,894,749  1,894,749  2,394,749
22...................  662,879    396,958    396,958  896,958    893,085    893,085  1,393,085  2,096,622  2,096,622  2,596,622
23...................  696,023    385,271    385,271  885,271    930,186    930,186  1,430,186  2,320,476  2,320,476  2,820,476
24...................  730,824    373,316    373,316  873,316    968,789    968,789  1,468,789  2,568,753  2,568,753.. 3,068,753
25...................  767,366    361,084    361,084  861,084  1,008,957  1,008,957  1,508,957  2,844,149  2,844,149  3,344,149
26...................  805,734    348,764    348,764  848,764  1,050,962  1,050,962  1,550,962  3,149,867  3,149,867  3,649,867
27...................  846,021    336,128    336,128  836,128  1,094,664  1,094,664  1,594,664  3,489,032  3,489,032  3,989,032
28...................  888,322    322,626    322,626  822,626  1,139,580  1,139,580  1,639,580  3,864,777  3,864,777  4,364,777
29...................  932,738    308,132    308,132  808,132  1,185,636  1,185,636  1,685,636  4,281,025  4,281,025  4,781,025
30...................  979,375    292,858    292,858  792,858  1,233,099  1,233,099  1,733,099  4,742,484  4,742,484  5,242,484

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed as a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and prevailing rates. The death benefit and cash value would be different from those shown if the actual rate rates of return averaged 0%, 6% and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representation can be made by the company that these hypothetical rates of returns can be achieved for any one year or sustained over any period of time.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, we may show investment performance for the investment options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL III that invest in underlying funds that were in existence before the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .75% mortality and expense risk charge. The rates of return do not reflect the front-end sales charge (which is deducted from premium payments) nor do they reflect Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See "Charges and Deductions" for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Contract Values and Death Benefits, see "Illustrations." The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through the Variable Life Policy.

                    AVERAGE ANNUAL RETURNS THROUGH 12/31/98

               TRAVELERS CORPORATE VARIABLE LIFE FUND PERFORMANCE

                                           INCEPTION                                               SINCE
                THE FUND                     DATE       YTD      1 YR    3 YR    5 YR    10 YR   INCEPTION
-----------------------------------------  ---------   ------   ------   -----   -----   -----   ---------
Warburg Pincus Trust Emerging Markets
  Portfolio..............................   Dec-97     -16.49%  -16.49%   --      --      --      -16.49%
Lazard International Stock Portfolio.....   Aug-96      12.15%   12.15%   --      --      --       11.58%
Smith Barney International Equity
  Portfolio..............................   Jun-94       5.99%    5.99%   8.29%   --      --        6.82%
Delaware Premium Small Cap Value Series..   Dec-93      -5.23%   -5.23%  15.23%   --      --       12.64%
Dreyfus Small Cap Portfolio..............   Aug-90      -3.89%   -3.89%   9.04%  12.20%            25.88%
Travelers Disciplined Small Cap Stock
  Portfolio..............................   May-98       --       --      --      --      --      -11.00%
Delaware REIT Series.....................   May-98       --       --      --      --      --       -9.21%
Salomon Brothers Variable Capital Fund...   Feb-98       --       --      --      --      --       17.64%
Strong Schafer Value Fund II.............   Oct-97       1.57%    1.57%   --      --      --        0.37%
Travelers Disciplined Mid-Cap Stock
  Portfolio..............................   Apr-97       --       --      --      --      --      -11.00%
MFS Emerging Growth Portfolio............   Aug-96      33.71%   33.71%   --      --      --       25.71%
AIM Capital Appreciation Portfolio.......   Oct-95      16.57%   16.57%  14.13%   --      --       11.64%
Montgomery Variable Series: Growth Fund..   Feb-96       2.46%    2.46%   --      --      --       19.17%
MFS Mid Cap Growth Portfolio.............   Mar-98       --       --      --      --      --        0.26%
Large Cap Portfolio (Fidelity)...........   Aug-96      34.93%   34.93%   --      --      --       30.94%
Equity Income Portfolio (Fidelity).......   Aug-96      11.86%   11.86%   --      --      --       23.58%
NWQ Large Cap Portfolio..................   Jul-98       --       --      --      --      --       -0.23%
OCC Accumulation Trust Equity
  Portfolio..............................   Aug-88      11.33%   11.33%  19.90%  19.75%  17.23%    16.67%
Alliance Growth Portfolio................   Dec-85      20.68%   20.68%  23.99%  20.07%  15.97%    15.12%
Capital Appreciation Fund (Janus)........   Dec-85      60.91%   60.91%  37.14%  27.12%  20.74%    16.44%
Dreyfus Capital Appreciation Portfolio...   Apr-93      29.59%   29.59%  27.34%  23.01%   --       21.05%
Salomon Brothers Variable Investors
  Fund...................................   Feb-98       --       --      --      --      --       10.12%
Smith Barney Large Capitalization Growth
  Portfolio..............................   May-98       --       --      --      --      --       24.24%
Van Kampen Enterprise Portfolio..........   Jun-94      24.39%   24.39%  24.79%   --      --       24.21%
Salomon Brothers Variable Total Return
  Fund...................................   Feb-98       --       --      --      --      --        5.38%
MFS Total Return Portfolio...............   Jun-94      11.16%   11.16%  15.20%   --      --       14.93%
Fidelity VIP II Asset Manager
  Portfolio..............................   Sep-89      14.51%   14.51%  16.19%  11.29%   --       12.45%
Bankers Trust EAFE Equity Index Fund.....   Oct-97      20.88%   20.88%   --      --      --       14.76%
Bankers Trust Small Cap Index Fund.......   Oct-97      -2.59%   -2.59%   --      --      --       -6.32%
Equity Index Portfolio...................   Nov-91      27.76%   27.76%  27.59%  23.70%   --       20.58%
Travelers U.S. Government Securities
  Portfolio..............................   Jan-92       9.69%    9.69%   7.49%   7.65%   --        7.87%
Travelers Convertible Bond Portfolio.....   May-98       --       --      --      --      --       -1.65%
Putnam Diversified Income Portfolio......   Jun-94       0.22%    0.22%   4.98%                     7.17%
Travelers High Yield Bond Trust..........   Jun-83       6.07%    6.07%  12.43%   9.94%   8.98%     8.59%
Salomon Brothers Variable Strategic Bond
  Fund...................................   Feb-98       --       --      --      --      --        5.84%
Diversified Strategic Income Portfolio...   Dec-92       5.39%    5.39%   7.16%   6.43%   --        7.46%
American Odyssey Intermediate-Term Bond
  Fund...................................   May-93       7.98%    7.98%   6.13%   5.77%   --        5.80%
Travelers Money Market Portfolio.........   Dec-87       4.58%    4.58%   4.28%   3.78%   4.42%     4.62%
Utilities Portfolio......................   Feb-94      17.62%   17.62%  16.20%   --      --       15.69%
Social Awareness Stock Portfolio.........   May-92      31.60%   31.60%  25.80%  20.70%   --       17.86%
Jurika & Voyles Core Equity Portfolio....   Jul-98       --       --      --      --      --        3.68%
MFS Research Portfolio...................   Mar-98       --       --      --      --      --        5.43%
Strategic Stock Portfolio................   May-98       --       --      --      --      --       -5.93%

                                   APPENDIX B
                                TARGET PREMIUMS
                            ALL UNDERWRITING CLASSES
                             STANDARD AND PREFERRED
                             SMOKER AND NON-SMOKER
--------------------------------------------------------------------------------

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
20...       25.49885   21.35312   24.67777
21...       26.25533   22.05852   25.42278
22...       27.04281   22.79038   26.19845
23...       27.86586   23.54970   27.00937
24...       28.72917   24.33773   27.85695
25...       29.63486   25.15422   28.74463
26...       30.58643   26.00205   29.67441
27...       31.58335   26.88113   30.64690
28...       32.62452   27.79141   31.66258
29...       33.71079   28.73438   32.72066
30...       34.84316   29.71150   33.82174
31...       36.02088   30.72326   34.96677
32...       37.24380   31.77143   36.15529
33...       38.51130   32.85823   37.38654
34...       39.82501   33.98300   38.66183
35...       41.18470   35.14808   39.98270
36...       42.59063   36.35310   41.34755
37...       44.04142   37.59596   42.75638
38...       45.53736   38.87592   44.20922
39...       47.07884   40.19069   45.70492
40...       48.66485   41.53957   47.24193
41...       50.29448   42.92135   48.82045
42...       51.96862   44.33684   50.44101
43...       53.68801   45.78699   52.10416
44...       55.45241   47.27608   53.81251
45...       57.26368   48.80417   55.56579
46...       59.12431   50.37449   57.36606
47...       61.03580   51.99103   59.21574
48...       63.00258   53.65371   61.11856
49...       65.02827   55.36365   63.07747
50...       67.11449   57.12257   65.09434

  AGE        MALE      FEMALE     UNISEX
  ---        ----      ------     ------
51...       69.26320   58.93024   67.16829
52...       71.47047   60.78640   69.29887
53...       73.73607   62.68726   71.48414
54...       76.05516   64.63067   73.71929
55...       78.42689   66.61974   76.00345
56...       80.85354   68.65902   78.34017
57...       83.34160   70.75893   80.73560
58...       85.90006   72.93427   83.20014
59...       88.53960   75.19989   85.74576
60...       91.26869   77.56483   88.37912
61...       94.09169   80.03119   91.10324
62...       97.00755   82.59477   93.91915
63...      100.01297   85.23864   96.81869
64...      103.10493   87.94870   99.79450
65...      106.28342   90.71791  102.84656
66...      109.56101   93.55528  105.98510
67...      112.96034   96.48236  109.23156
68...      116.51614   99.53950  112.62104
69...      120.26554  102.77254  116.19089
70...      124.23658  106.21512  119.96965
71...      128.44465  109.89099  123.97439
72...      132.88796  113.80393  128.20151
73...      137.54435  117.93734  132.63054
74...      142.38323  122.27404  137.23573
75...      147.39278  126.80803  142.00609
76...      152.58944  131.55967  146.95678
77...      158.02373  136.57999  152.13912
78...      163.78802  141.95257  157.64536
79...      169.99253  147.77602  163.58178
80...      176.72991  154.13846  170.04077

                                   APPENDIX C
                      CASH VALUE ACCUMULATION TEST FACTORS
--------------------------------------------------------------------------------

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   20      633.148%  729.902%  634.212%
   21      614.665%  706.514%  615.406%
   22      596.465%  683.789%  596.908%
   23      578.611%  661.708%  578.729%
   24      560.815%  640.288%  560.856%
   25      543.379%  619.481%  543.379%
   26      526.258%  599.296%  526.258%
   27      509.509%  579.740%  509.509%
   28      493.139%  560.793%  493.139%
   29      477.198%  542.436%  477.198%
   30      461.701%  524.666%  461.701%
   31      446.663%  507.462%  446.663%
   32      432.102%  490.804%  432.102%
   33      418.008%  474.701%  418.008%
   34      404.389%  459.135%  404.389%
   35      391.242%  444.108%  391.242%
   36      378.572%  429.635%  378.572%
   37      366.371%  415.712%  366.371%
   38      354.629%  402.342%  354.629%
   39      343.340%  389.510%  343.340%
   40      332.495%  377.202%  332.495%
   41      322.076%  365.390%  322.076%
   42      312.066%  354.046%  312.066%
   43      302.451%  343.130%  302.451%
   44      293.213%  332.625%  293.213%
   45      284.333%  322.505%  284.333%
   46      275.796%  312.743%  275.796%
   47      267.583%  303.331%  267.583%
   48      259.681%  294.258%  259.681%
   49      252.082%  285.511%  252.082%
   50      244.777%  277.080%  244.777%
   51      237.768%  268.956%  237.768%
   52      231.048%  261.136%  231.048%
   53      224.616%  253.611%  224.616%
   54      218.462%  246.362%  218.462%
   55      212.574%  239.368%  212.574%
   56      206.935%  232.606%  206.935%
   57      201.529%  226.050%  201.529%
   58      196.343%  219.684%  196.343%
   59      191.366%  213.506%  191.366%

ATTAINED
  AGE        MALE     FEMALE    UNISEX
--------     ----     ------    ------
   60      186.595%  207.521%  186.595%
   61      182.029%  201.744%  182.029%
   62      177.668%  196.192%  177.668%
   63      173.510%  190.877%  173.510%
   64      169.549%  185.796%  169.549%
   65      165.775%  180.933%  165.775%
   66      162.175%  176.268%  162.175%
   67      158.734%  171.774%  158.734%
   68      155.443%  167.434%  155.443%
   69      152.298%  163.242%  152.296%
   70      149.296%  159.205%  149.296%
   71      146.446%  155.337%  146.446%
   72      143.754%  151.657%  143.754%
   73      141.225%  148.174%  141.225%
   74      138.855%  144.893%  138.855%
   75      142.252%  142.252%  142.252%
   76      140.077%  140.077%  140.077%
   77      138.021%  138.021%  138.021%
   78      136.067%  136.067%  136.067%
   79      134.206%  134.206%  134.206%
   80      132.698%  132.698%  132.698%
   81      131.020%  131.020%  131.020%
   82      129.445%  129.445%  129.445%
   83      127.981%  127.981%  127.981%
   84      126.623%  126.623%  126.623%
   85      120.411%  120.411%  120.411%
   86      119.280%  119.280%  119.280%
   87      118.211%  118.211%  118.211%
   88      117.185%  117.185%  117.185%
   89      116.182%  116.182%  116.182%
   90      115.177%  115.177%  115.177%
   91      114.146%  114.146%  114.146%
   92      113.058%  113.058%  113.058%
   93      111.887%  111.887%  111.887%
   94      110.625%  110.625%  110.625%
   95      109.295%  109.295%  109.295%
   96      107.982%  107.982%  107.982%
   97      106.958%  106.958%  106.958%
   98      106.034%  106.034%  106.034%
   99      103.603%  103.603%  103.603%

                                       C-1